UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 7, 2015

WEIGHT WATCHERS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-16769	11-6040273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 Avenue of the Americas, 6th Floor New York, New York		10010
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 589-2700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Amended and Restated Weight Watchers International, Inc. 2014 Stock Incentive Plan

On May 7, 2015, Weight Watchers International, Inc. (the “Company”) held its 2015 annual meeting of shareholders (the “Annual Meeting”) at which the Company’s shareholders approved an amendment to the Weight Watchers International, Inc. 2014 Stock Incentive Plan (the “2014 Stock Incentive Plan” and as amended, the “Amended and Restated 2014 Stock Incentive Plan”) to permit a one-time option exchange, which amendment had been previously approved by the Company’s Board of Directors (the “Board”), subject to shareholder approval. The Amended and Restated 2014 Stock Incentive Plan became effective as of the date of such shareholder approval.

The material features of the Amended and Restated 2014 Stock Incentive Plan are described in the section entitled “Proposal 3 Approval of an Amendment to the Company’s 2014 Stock Incentive Plan to Permit a One-Time Option Exchange” on pages 8 through 15 of the Company’s Definitive Proxy Statement on Schedule 14A filed on April 21, 2015 in connection with the Annual Meeting, which pages are incorporated herein by reference. A copy of the Amended and Restated 2014 Stock Incentive Plan, as approved by the Company’s Board and shareholders, is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on May 7, 2015. At this meeting, the Company’s shareholders (1) elected the persons listed below to serve as Class II directors for a term of three years expiring at the Company’s 2018 annual meeting of shareholders and until their successors have been duly elected and qualified; (2) ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2015; and (3) approved an amendment to the 2014 Stock Incentive Plan to permit a one-time option exchange. Set forth below are the voting results for these proposals.

(1)	Election of three Class II directors for a term of three years expiring at the Company’s 2018 annual meeting of shareholders and until their successors have been duly elected and qualified:

Nominee Name	Votes For	Votes Withheld	Broker Non-Votes
Denis F. Kelly	44,582,256	473,401	7,118,097
Sacha Lainovic	35,825,803	9,229,854	7,118,097
Christopher J. Sobecki	35,824,418	9,231,239	7,118,097

(2)	Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2015:

Votes For	Votes Against	Abstentions	Broker Non-Votes
51,811,213	297,296	65,245	N/A

(3)	Approval of an amendment to the 2014 Stock Incentive Plan to permit a one-time option exchange:

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,262,740	13,029,966	762,951	7,118,097

Item 8.01	Other Events.

The disclosures in Items 5.02(e) and 5.07 are incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

10.1	Amended and Restated Weight Watchers International, Inc. 2014 Stock Incentive Plan.

99.1	The section entitled “Proposal 3 Approval of an Amendment to the Company’s 2014 Stock Incentive Plan to Permit a One-Time Option Exchange” appearing on pages 8-15 of the Company’s Definitive Proxy Statement on Schedule 14A filed on April 21, 2015 is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEIGHT WATCHERS INTERNATIONAL, INC.

DATED: May 8, 2015	By:	/s/ Nicholas P. Hotchkin
	Name:	Nicholas P. Hotchkin
	Title:	Chief Financial Officer

Exhibit Index

Exhibit	Description

10.1	Amended and Restated Weight Watchers International, Inc. 2014 Stock Incentive Plan.

99.1	The section entitled “Proposal 3 Approval of an Amendment to the Company’s 2014 Stock Incentive Plan to Permit a One-Time Option Exchange” appearing on pages 8-15 of the Company’s Definitive Proxy Statement on Schedule 14A filed on April 21, 2015 is incorporated herein by reference.

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